Exhibit 10.2

PROMISSORY NOTE

FOR VALUE RECEIVED, AGA Precision Systems LLC, a California limited liability company (the “Borrower”) hereby promises to pay to the order of Indarg Engineering, Inc., a California corporation (the “Noteholder”), the principal amount of $170,000 (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).

1.  Payment Dates.

(a)  Payment Term. The Loan, together with all accrued and unpaid interest thereon, shall be paid pursuant to a five (5) year term, in twenty (20) equal quarterly installments.

(b)  Installments. The first installment shall be due and payable on _____________, and subsequent installments shall be due every three (3) months thereafter. (the “Payment Date”).

(c)  Prepayment. The Borrower may prepay the Loan in whole or in part at any time without penalty.

2.  Interest.

(a)  Interest Rate. Principal amounts outstanding under this Note shall bear interest at the agreed-upon rate of eight percent (8%) per annum.

3.   Payment Mechanics.

(a)  Manner of Payment. All payments of principal and interest shall be made in US dollars no later than 12:00PM on the Payment Date. Such payments shall be made by wire transfer of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower.

(b)  Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued interest, and, third, to principal outstanding under this Note.

(c)  Business Day. Whenever any payment hereunder is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and interest shall be calculated to include such extension. “Business Day” means a day other than Saturday, Sunday, or other day on which commercial banks in California are authorized or required by law to close.

4.  Representations and Warranties. The Borrower represents and warrants to the Noteholder as follows:

(a)  Power and Authority. The Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Note.

(b)  Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with applicable law. The Borrower has duly executed and delivered this Note.

5.  Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:

(a)  Failure to Pay. The Borrower fails to pay (i) any principal amount of the Loan when due; (ii) any interest on the Loan within five (5) days after the date such amount is due; or (iii) any other amount due hereunder within ten (10) days after such amount is due.

(b)  Breach of Representations and Warranties. Any representation or warranty made by the Borrower to the Noteholder herein contains an untrue or misleading statement of a material fact as of the date made.

(c)  Bankruptcy; Insolvency; Judgments.

(i)  The Borrower institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors.

(ii)  An involuntary case is commenced seeking the liquidation or reorganization of the Borrower under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within sixty (60) days of its filing.

(iii)  The Borrower makes a general assignment for the benefit of its creditors.

(iv)  The Borrower is unable, or admits in writing its inability, to pay its debts as they become due.

(v)  A case is commenced against the Borrower or its assets seeking attachment, execution, or similar process against all or a substantial part of its assets, and such case is not dismissed or vacated within sixty (60) days of its filing.

(vi)  One or more judgments or decrees shall be entered against the Borrower and all of such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof.

(d)  Failure to Give Notice. The Borrower fails to give the notice of Event of Default specified in Section 6.

6.  Notice of Event of Default. As soon as possible after it becomes aware that an Event of Default has occurred, and in any event within two (2) Business Days, the Borrower shall notify the Noteholder in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default.

7.  Remedies. Upon the occurrence and during the continuance of an Event of Default, the Noteholder’s sole remedy is to take possession of the Collateral (as defined below), which shall be deemed in full satisfaction of any and all obligations of the Borrower to repay the Loan hereunder.

(a)  Collateral. Collateral means the equipment included in the Purchased Assets transferred to Borrower pursuant to that certain Asset Purchase Agreement executed on _______________ between Borrower and Noteholder.

8.  Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (x) deposit with the United States Postal Service or overnight courier service, properly addressed and postage prepaid; (y) transmittal by facsimile or e-mail properly addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail, or other written acknowledgment); or (z) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:

(a)  If to the Borrower:

E-mail:

(b)  If to the Noteholder:

9.  Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of California.

10.  Disputes.

(a)  Submission to Jurisdiction. The Borrower irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the courts of the State of California, and (B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)  Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

11.  Successors and Assigns. This Note may be assigned or transferred by the Noteholder to any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity.

12.  Integration. This Note constitutes the entire contract between the Borrower and the Noteholder with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.

13.  Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Noteholder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

14.  No Waiver; Cumulative Remedies. No failure by the Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.

15.  Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.

16.  Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (“pdf” or “tif”) format shall be as effective as delivery of a manually executed counterpart of this Note.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first written above.

AGA PRECISION SYSTEMS, LLC

By:
Name:
Title:

4